Filed Pursuant to Rule 497(e)
File No. 333-179562; 811-22668
Point Bridge GOP Stock Tracker ETF (MAGA)
(the “Fund”)
June 19, 2020
Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)
each dated October 31, 2019
The Fund is jointly and primarily managed by Austin Wen, CFA, Portfolio Manager for Vident Investment Advisory, LLC (“VIA”), and Rafael Zayas, CFA, SVP, Head of Portfolio Management and Trading for VIA. Mr. Wen has been a portfolio manager of the Fund since October 2018, and Mr. Zayas has been a portfolio manager of the Fund since June 2020. All references to other portfolio managers and related information should be disregarded.
The “Portfolio Managers” section on pages 11–12 of the Prospectus is supplemented to include the following:
Rafael Zayas, CFA, is a Portfolio Manager for the Sub-Adviser and has over 15 years of investment management experience. Mr. Zayas became SVP, Head of Portfolio Management and Trading ETF at VIA in June 2020. From 2017 to 2020, he was Senior Portfolio Manager – International Equity at VIA and his investment management experience includes managing international equity portfolios, including in emerging and frontier markets. Prior to joining VIA, he was a Portfolio Manager – Direct Investments for seven years at Russell Investments, a global asset manager, where he co-managed more than $4 billion in quantitative strategies across global markets, including the Russell Strategic Call Overwriting Fund, a mutual fund. Mr. Zayas also helped Russell Investments launch its sponsored ETF initiative and advised on index methodologies. Prior to joining Russell Investments, Mr. Zayas was a Portfolio Manager – Equity Indexing at Mellon Capital Management, where he managed assets for internationally listed global equity ETFs. Mr. Zayas graduated with a B.S. in Electrical Engineering from Cornell University and obtained a Certificate in Computational Finance and Risk Management from the University of Washington. He also attained the Chartered Financial Analyst designation in 2010.
The first sentence of the“Portfolio Managers” section on page 16 of the SAI is revised to read as follows:
The Fund is managed by Austin Wen, CFA, and Rafael Zayas, CFA, for the Sub-Adviser (the “Portfolio Managers”).
The “Other Accounts” information contained in the “Portfolio Managers” section on page 16 of the SAI is supplemented to include the following:
In addition to the Fund, Mr. Zayas managed the following other accounts as of October 31, 2019, none of which were subject to a performance-based management fee.

Portfolio Managers	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Rafael Zayas, CFA	8	$1.46 billion	0	$0	0	$0

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI.